UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 2, 2014
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated September 2, 2014 entitled “Darden Announces Expected Fiscal First Quarter Results That Reflect Continued Progress On Operating Priorities And Affirms Earnings Outlook For Fiscal 2015,” a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in its entirety to this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.2 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Darden Restaurants, Inc. issued a news release dated September 2, 2014 entitled “Darden Announces New Director Nominees For 2014 Annual Meeting Of Shareholders,” a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	News release dated September 2, 2014, entitled “Darden Announces New Director Nominees For 2014 Annual Meeting Of Shareholders.”
99.2
News release dated September 2, 2014, entitled “Darden Announces Expected Fiscal First Quarter Results That Reflect Continued Progress On Operating Priorities And Affirms Earnings Outlook For Fiscal 2015.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Teresa M. Sebastian
Teresa M. Sebastian
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: September 2, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release dated September 2, 2014, entitled “Darden Announces New Director Nominees For 2014 Annual Meeting Of Shareholders.”
99.2
News release dated September 2, 2014, entitled “Darden Announces Expected Fiscal First Quarter Results That Reflect Continued Progress On Operating Priorities And Affirms Earnings Outlook For Fiscal 2015.”

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